                                 STANDARD SUBLEASE

                    American Industrial Real Estate Association

                                       [LOGO]



1. PARTIES. This Sublease, dated, for reference purposes only, September 16, 1997, is made by and between Packeteer, Inc. a Delaware Corporation (herein called "Sublessor") and Audio Highway, Inc. (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Santa Clara, State of California, commonly known as 10495 De Anza Boulevard, Cupertino and described as a portion of a larger building being approximately 5775 square feet as indicated on the attached Exhibit 2.

Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.  TERM

     3.1 TERM. The term of this Sublease shall be for 24 months commencing on December 1, 1997 or upon completion of Tenant Improvements, which ever is later, and ending on November 30, 1999 unless sooner terminated pursuant to any provision hereof.

     3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease of the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date. Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $17,325.00, in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $17,325.00 as rent for December 1997.

Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $17,902.50 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6. USE.

     6.1 USE. The Premises shall be used and occupied only for general office and related legal uses and for no other purpose.

     6.2 COMPLIANCE WITH LAW.

     Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

     6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7. MASTER LEASE

     7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated August 25, 1997 wherein Eldon R. Hoffman is the lessor, hereinafter referred to as the "Master Lessor".

     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease or excluded below in which event the terms of this Sublease document shall control over the Master Lease. Notwithstanding anything to the contrary contained in or incorporated into this Sublease, Sublandlord shall not be obligated to perform Master Lessor's obligations under the Master lease. Sublandlord hereby covenants to perform its obligations as Tenant under the Master Lease and to use commercially reasonable efforts to cause Master Lessor to perform its obligations under the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

     7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease EXCEPT for the following paragraphs which are excluded therefrom: 1.1 through 1.7, 1.9 through 1.12, and Addendum paragraphs 49, 50, 51, 53, 64, 68, 71 through 77.

     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

     7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that to the best of its knowledge no default exists on the part of any party to the Master Lease.

8. ASSIGNMENT OF SUBLEASE AND DEFAULT.

     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

     8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.  CONSENT OF MASTER LESSOR.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor sign this Sublease thereby giving its consent to this Subletting.

     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

     9.3  In the event that Master Lessor does give such consent then:

          (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

          (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

          (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

          (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10. BROKERS FEE.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to CPS, a licensed real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker.

11. ATTORNEY'S FEES. If any party named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

12. ADDITIONAL PROVISIONS. (If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.)


     See Addendum paragraphs 13 through 21.



     IF THIS SUBLEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION RELATING THERETO.


Executed at                                       Packeteer, Inc.
           --------------------------     -------------------------------------

on                                        By /s/ Craig Elliot
  -----------------------------------       -----------------------------------

address                                   By /s/ Jeff Harmon
       ------------------------------       -----------------------------------

-------------------------------------            "Sublessor" (Corporate Seal)


Executed at                                       Audio Highway, Inc.
           --------------------------     -------------------------------------

on                                        By /s/ N.M. Schulhof
  -----------------------------------       -----------------------------------

address                                   By
       ------------------------------       -----------------------------------

-------------------------------------            "Sublessee" (Corporate Seal)


Executed at                                       Eldon R. Hoffman
           --------------------------     -------------------------------------

on                                        By  /s/ Eldon R. Hoffman
  -----------------------------------       -----------------------------------

address                                   By         10-10-97
       ------------------------------       -----------------------------------

-------------------------------------        "Master Lessor" (Corporate Seal)


Executed at
           --------------------------     -------------------------------------
on
  -----------------------------------     -------------------------------------

address
       ------------------------------     -------------------------------------

-------------------------------------               "Guarantors"

                                                                 Form 401 778

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071.
      (213) 687-8777.


XXXXXX American Industrial Real Estate Association. All Rights Reserved. No part of these works may be reproduced in any form without permission in writing.

                                ADDENDUM TO SUBLEASE

This Addendum is attached to and made a part of the Sublease dated September 16, 1997 by and between Packeteer, Inc. ("Sublessor") and Audio Highway, Inc. ("Sublessee") for the Premises at 10495 De Anza Boulevard, Cupertino, California.

13.  RENT:  The full service monthly Base Rent shall be:

          MONTHS              RENT/MO./FULL SERVICE
          ------              ---------------------
          01-12               $17,325.00
          13-24               $17,902.50


14. OPERATING EXPENSE INCREASE: Sublessee shall pay to Sublessor during the term hereof, in addition to the Base Rent, Sublessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

     (a) "Sublessee's Share" is defined, for purposes of this Lease, as 21.4% determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building. It is understood and agreed that the square footage figures set forth in the Basic Lease provisions are approximations which Sublessor and Sublessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises.

     (b) "Base Year" is defined as the first twelve (12) months of the lease term.

     (c) "Comparison Year" is defined as each twelve (12) month period during the term of this Lease subsequent to the Base Year; provided, however, Sublessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Sublessee shall pay Sublessee's Share, notwithstanding they occur during the first twelve (12) months).

     (d) "Operating Expenses" is defined, for the purposes of this Sublease to include all costs incurred by Sublandlord in connection with the operation, repair, replacement, and maintenance of the Premises and any other expense reasonably characterized as an operating expense and payable by Sublandlord as Tenant under the Master Lease;

     (e) Sublessee's Share of Operating Expense Increase shall be payable by Sublessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Sublessee by Sublessor.

15. SUBLESSOR'S OBLIGATIONS. Sublessor agrees to furnish the Premises during reasonable hours of generally recognized business days, to be determined by Sublessor, water, gas and electricity suitable for the intended use of the Premises, heat and air conditioning required in Sublessor's judgment for the comfortable use and occupancy of the Premises, scavenger, 5 day per week janitorial service, maintain and keep lighted the common stairs, entries and toilet rooms in the Building.

     Sublessor shall not be liable for, and Sublessee shall not be entitled to, any abatement or reduction of rent by reason of Sublessor's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause similar or dissimilar, beyond the reasonable control of Sublessor, except to the extent Sublessor realizes abatement or reduction of its rent. Sublessor shall not be liable under any circumstances for loss of or injury to property, however occurring, throughout in connection with or incidental to failure to furnish any of the foregoing.

     (a) Sublessee will not, without the prior written consent of Sublessor, use any apparatus or device in the Premises, which would substantially increase the amount of electricity or water usually furnished or supplied for use of the premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device, for the purposes of using electric current or water.

     (b) If Sublessee shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Sublessee shall first procure the consent of Sublessor for the use thereof, which consent Sublessor may refuse and Sublessor may cause a water meter or electric current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such other use. The cost of such meters and of installation, maintenance and repair thereof shall be paid for by Sublessee and Sublessee agrees to pay Sublessor promptly upon demand by Sublessor for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the City in which the Building is located or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. Sublessor acknowledges Sublessee will operate two (2) servers on a 24-hour basis, and that such operation is not in excess of general office use.

     (c) Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, with the prior written consent of Sublessee, which consent will not be unreasonably withheld, Sublessor reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Sublessee to Sublessor upon demand by Sublessor. Sublessee shall be responsible for the installation and cost of Sublessee's operating equipment and ancillary equipment required to support it.

17. PARKING. Sublessee shall have the right to 18 unassigned parking spaces at no charge to Sublessee.

18. IMPROVEMENTS. Sublessor shall, at Sublessor's sole expense, complete improvements indicated per Exhibit 2 and in keeping with building standards. Ceilings shall be open and premises shall be carpeted with new gray carpet to complement existing first floor carpet.

19. SIGNAGE. Sublessee shall have the right, subject to Sublessor's approval, to place the company name or names on its entry door in accordance with building standards and, subject to Sublessor's approval, a sign at walkway entrance to Premises from driveway/parking area.

20. OPTION TO EXTEND TERM. Subject to availability of Sublease Premises at the sole discretion of Sublessor, and provided Sublessee is not in material default of its obligations under this sublease, Sublessor grants to Sublessee the option to extend the initial term of the sublease for one (1) year ending November 30, 2000. The option to extend shall be exercised within thirty (30) working days of Sublessor's notification to Sublessee in writing not later than six months prior to the end of the then existing term, that Sublease premises are available for Sublease for the extended term.

     The base monthly rent payable during such extended term shall be $18,480.00 per month.

21. HOLDING OVER. Any holding over by Sublessee after expiration or other termination of the term of this Sublease shall not constitute a renewal or extension of the Sublease or give Sublessee any rights in or to the Subleased Premises except as expressly provided in this Sublease. Any holding over after the expiration or other termination of the term of this Sublease shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to two hundred percent (200%) of the monthly Basic Rent required during the last month of the Sublease term.

22. ALTERATIONS. In addition to compliance with all the terms of the Master Lease, any alterations made by Sublessee must be approved in writing in advance by Sublessor, and Sublessee may, at Sublessor's option, be required to remove any such alterations at the end of the Sublease term.


Sublessor:                              Sublessee:

Packeteer, Inc.                         Audio Highway, Inc.
a Delaware Corporation

By: /s/ Craig Elliot  /s/ Jeff Harmon    By: /s/ N.M. Schulhof
   ---------------------------------        --------------------------------

Its:       CEO           COO/CFO        Its:     President
   ---------------------------------        --------------------------------

Date:     10/5/97        10-5-97        Date:     10/2/97
     -------------------------------         -------------------------------


Master Lessor:

Eldon R. Hoffman

By: /s/ Eldon R. Hoffman
   --------------------------------

Its:
    -------------------------------

Date:   10-10-97
     ------------------------------


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